Trade payables and accruals	12 Months Ended
Dec. 31, 2021
Trade Payables And Accruals
Trade payables and accruals

5.25	Trade payables and accruals

Trade payables are obligations to pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. Trade payables are recognized initially at fair value. Short-term trade payables are subsequently measured at the repayment amount.

Trade payables and accruals include the following:

€ in thousand	As at December 31,
	2021	2020
Trade payables	16,035	24,898
Accrued expenses	52,084	11,314
Balance as at December 31	68,119	36,212
Less non-current portion	—	—
Current portion	68,119	36,212

The carrying amounts of trade and other payables are considered to be the same as their fair values, due to their short-term nature.